                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 12, 1998                    /S/ THOMAS T.  HUFF
                                                (signature)


                                            THOMAS T. HUFF
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 21, 1998                    /S/ MERLIN J. HANSON
                                                (signature)


                                            MERLIN J. HANSON
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 25, 1998                    /S/ LOUIS A. DESENBERG
                                                (signature)


                                            LOUIS A. DESENBERG
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 14, 1998                    /S/ ROBERT L. STARKS
                                                (signature)


                                            ROBERT L. STARKS
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 20, 1998                    /S/ L. RICHARD MARZKE
                                                (signature)


                                            L. RICHARD MARZKE
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 22, 1998                    /S/ DAN L. SMITH
                                                (signature)


                                            DAN L. SMITH
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 12, 1998                    /S/ JEFFERY H. TOBIAN
                                                (signature)


                                            JEFFERY H. TOBIAN
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 13, 1998                    /S/ RONALD L. ZILE
                                                (signature)


                                            RONALD L. ZILE
                                            (type or print name)

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 14, 1998                    /S/ JAMES F. MURPHY
                                                (signature)


                                            JAMES F. MURPHY
                                            (type or print name)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 16, 1998                    /S/ JAMES E. LEBLANC
                                                (signature)


                                            JAMES E. LEBLANC
                                            (type or print name)